Pursuant to Rule 497(c)
                                             Registration File No. 333-17217

Supplement Dated May 1, 2001
to the Prospectus Dated May 1, 2001


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  1
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On or about May 18, 2001, the Trust will no longer offer shares of the Alliance
Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, Mercury World Strategy Portfolio and EQ/Putnam Balanced Portfolio and these Portfolios will be liquidated. Also on or about May 18, 2001, the assets of the T. Rowe Price Equity Income Portfolio will be transferred to the EQ/Bernstein Diversified Value Portfolio and the EQ/Bernstein Diversified Value Portfolio will assume all of the liabilities of the T. Rowe Price Equity Income Portfolio in exchange for shares of the EQ/Bernstein Diversified Value Portfolio and the
T. Rowe Price Equity Income Portfolio will then be liquidated. Until that date, however, certain Contracts that were applied for prior to May 1, 2001 will continue to be able to invest in shares of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, Mercury World Strategy Portfolio, EQ/Putnam Balanced Portfolio and the T. Rowe Price Equity Income Portfolio and Participants in the Equitable Investment Plan for Employees, Managers and
Agents will be able to invest in the T. Rowe Price Equity Income Portfolio. Therefore, this Supplement and the Supplement to the Trust's Statement of Additional Information dated May 1, 2001 set forth information about these Portfolios. Accordingly, if you intend to continue to invest in shares of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, Mercury World Strategy Portfolio, EQ/Putnam Balanced Portfolio or the T. Rowe Price Equity Income Portfolio you should read this Supplement to the Prospectus and the Statement of Additional Information, together with the Trust's Prospectus dated May 1, 2001 ("Prospectus") and the Trust's Statement of Additional Information dated May 1, 2001 ("SAI"). The audited financial statements for these Portfolios for the period ended December 31, 2000 have been provided to you in the Trust's Annual Report, which was mailed to all shareholders on or about February 28, 2001, are incorporated herein by reference.

The following information supplements the Prospectus entitled "About the Investment Portfolios" and "Financial Highlights."

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 T. ROWE PRICE EQUITY INCOME
 PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily (at least 65%) in dividend-paying common stocks of well established companies paying above-average dividends.

 The Adviser bases its investment decisions on three premises: (1) over time, dividend income can account for a significant portion of the Portfolio's return; (2) dividends are a more stable and predictable source of return; and
 (3) prices of stocks that pay a high current income tend to be less volatile than those paying below average dividends.

 The Adviser uses a "value" approach in choosing securities. The Adviser's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. It looks for common stocks of companies that have:

 o   established operating histories;

 o   above-average dividend yields relative to the S&P 500;

 o   low price to earnings ratios relative to the S&P 500;

 o   sound balance sheets and other positive financial characteristics; and

 o low stock price relative to the company's asset value, cash flow or business franchises.

 Equity income investing involves finding common stocks that pay dividend income. As an example, utility company stocks often provide dividend income while a shareholder waits for the stock price to move. Dividends can help reduce the Portfolio's volatility during turbulent markets and help offset losses when stock prices are falling.


 The Portfolio may invest up to 25% of its total assets in foreign securities. These securities include non-dollar-denominated securities traded outside the United States and dollar-denominated securities of foreign issuers traded in the U.S. such as American Depositary Receipts. The Portfolio may also purchase preferred stocks, convertible securities, warrants, futures, options, U.S. Government securities, high-quality money market securities, as well as investment grade debt securities and high yielding debt securities ("junk bonds").

 When market or financial conditions warrant, the Portfolio may invest without limitation in high quality money market securities, and United States Government debt securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. The Portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed income securities may limit its potential for appreciation in a broad market advance. Such securities may also be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend. Performance also may be affected by one or more of the following risks which are described in detail in the Prospectus.

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  3
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 o Value Investing Risk

 o Foreign Securities Risk

 o Fixed Income Risk

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for its Class IB Shares for each of the last three calendar years, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses,which would reduce the perfomance results for contract owners. The inception date for the Portfolio is May 1, 1997.

               CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]


9.11%     3.54%    12.87%

1998      1999      2000


 Best quarter:                       Worst quarter:
 13.29% (1999 2nd Quarter)           (8.56)% (1999 3rd Quarter)



                     AVERAGE ANNUAL TOTAL RETURNS
                                                               SINCE
                                              ONE YEAR       INCEPTION
 T. Rowe Price Equity Income Portfolio -
 Class IA Shares                                13.14%          7.86%*
 T. Rowe Price Equity Income Portfolio -
 Class IB Shares                                12.87%         12.82%
 S&P 500 Index+                                 (9.10)%        16.19%

* Commencement of operations with respect to Class IA Shares is November 24,
   1998.

+ S&P 500 Composite Stock Price Index ("S&P 500") is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

 WHO MANAGES THE PORTFOLIO

 T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202. T. Rowe Price has been the Adviser to the Portfolio since the Portfolio commenced operations. T. Rowe Price serves as investment manager to a variety of individual and institutional investor accounts, including limited partnerships and other mutual funds.

 Investment decisions with respect to the Portfolio are made by an Investment Advisory Committee. BRIAN C. ROGERS has been the Committee Chairman since the inception of the Portfolio and has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Rogers joined T. Rowe Price in 1982 and has been managing investments since 1983.


     ----------------------------------------------------    EQ Advisors Trust

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 ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

 THE INVESTMENT STRATEGY

 The Portfolio invests varying portions of its assets in high quality, publicly-traded fixed income securities (including money market instruments and cash) and publicly-traded common stocks and other equity securities of U.S. and non-U.S. issuers.

 The Portfolio will at all times hold at least 40% of its assets in investment grade fixed income securities, each having a duration, as determined by the Adviser, that is less than that of a 10-year Treasury bond (the "fixed income core"). The Portfolio is generally expected to hold approximately 70% of its assets in fixed income securities (including the fixed income core) and 30% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed income asset class will always comprise at least 50%, but never more than 90%, of the Portfolio's total assets. The equity class will always comprise at least 10%, but never more than 50%, of the Portfolio's total assets.

 Duration is a measure of the weighted average maturity of the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

 In some cases, the Adviser's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates). As of December 31, 1999, the Adviser considered the duration of a 10-year Treasury bond to be 7.3 years. The Portfolio's investments will generally have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note.

 All debt securities held by the Portfolio will be of investment grade (i.e., rated at least BBB by S&P or Baa by Moody's) or unrated securities of comparable quality as determined by the Adviser. The equity securities invested in by the Portfolio will consist primarily of common stocks (including convertible securities). The Portfolio may also invest in stocks that are traded over-the-counter and in other equity-type securities. No more than 15% of the Portfolio's assets will be invested in securities of non-U.S. issuers.

 The Portfolio may also make use of various other investment strategies and derivatives. Up to 50% of its total assets may be used for securities lending purposes.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks which are described in detail in the Prospectus.

 o Asset Allocation Risk

 o Fixed Income Risk

   Interest Rate Risk

   Investment Grade Securities Risk

   Mortgage Backed Securities Risk

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  5
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 o Convertible Securities Risk

 o Securities Lending Risk

 o Derivatives Risk

 o Foreign Securities Risk

 o Liquidity Risk

 o Portfolio Turnover Risk

 o Leveraging Risk

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for its Class IB Shares for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of fixed income and equity securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Conservative Investors Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Conservative Investors Portfolio) whose inception date is October 2, 1989. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

                   CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

19.6%   5.5%    10.5%   -4.4%   20.2%   5.0%    13.0%  13.6%    9.87%   3.24%

1991    1992    1993    1994    1995    1996    1997   1998     1999    2000



 Best quarter (% and time period)    Worst quarter (% and time period)
 7.58% (1998 4th Quarter)            (2.05)% (1998 3rd Quarter)


                        AVERAGE ANNUAL TOTAL RETURNS*
                                       ONE YEAR      FIVE YEARS     TEN YEARS
 Alliance Conservative Investors
   Portfolio - Class IA Shares       3.50 %          9.12%          9.63%
 Alliance Conservative
   Investors Portfolio -
   Class IB Shares                   3.24 %          8.83%          9.36%
 70% Lehman Treasury/30%
   S&P 500 Index**, +                6.50 %         10.22%         10.89%
 S&P 500 Index ++                   (9.10)%         18.33%         17.44%

 * For periods prior to the inception of Class IB Shares (May 2, 1997), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

 + 70% Lehman Treasury/30% S&P Index is made up of 70% of the Lehman Treasury
   Bond Index, which represents an unmanaged group of securities consisting of all currently offered public obligations of the U.S. Treasury intended for distribution in the domestic market, and 30% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market.

++ S&P 500 Composite Stock Price Index ("S&P 500") is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.


     ----------------------------------------------------    EQ Advisors Trust

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 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.

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  7
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 EQ/EVERGREEN FOUNDATION PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to provide, in order of priority, reasonable income, conservation of capital and capital appreciation.


 For purposes of this Portfolio, the words "reasonable income" mean moderate income.


 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in a combination of common stocks, preferred stocks, securities that are convertible into or exchangeable for common stocks, investment grade corporate debt securities, securities of or guaranteed by the U.S. Government, its agencies or instrumentalities, and short-term debt instruments, such as high quality commercial paper, and obligations of FDIC-member banks. Investments in common stocks focus on those that pay dividends and have the potential for capital appreciation. Common stocks are selected based on a combination of financial strength and estimated growth potential. Bonds are selected based on the Adviser's projections of interest rates, varying amounts and maturities in order to achieve capital protection and, when possible, capital appreciation. The asset allocation of the Portfolio will vary in accordance with changing economic and market conditions.

 Under normal market conditions, at least 25% of the Portfolio's net assets will be invested in fixed income securities. In selecting debt securities, the Adviser will emphasize securities that the Adviser believes will not be subject to significant fluctuations in value. The corporate debt obligations purchased by the Portfolio will be rated A or higher by S&P and Moody's. The Fund is not managed with a targeted maturity.

 When market or financial conditions warrant, the Portfolio may invest 100% of its assets in short-term obligations for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks which are described in detail in the Prospectus.

 o Fixed Income Risk

 o Portfolio Turnover Risk

 o Convertible Securities Risk

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1999 and 2000, the Portfolio's first two years of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance: (i) to the returns of a broad-based index; and (ii) the returns of a "blended" index of fixed income and equity securities. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The commencement date for this Portfolio is January 1, 1999.


     ----------------------------------------------------    EQ Advisors Trust

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    8
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
               CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

7.38%          -4.82%

1999           2000


 Best quarter:                       Worst quarter:
 10.70% (1999 4th Quarter)           (7.27)% (1999 4th Quarter)


                   AVERAGE ANNUAL TOTAL RETURNS
                                                           SINCE
                                           ONE YEAR      INCEPTION
 EQ/Evergreen Foundation Portfolio -
 Class IB Shares                         (4.82)%            1.09%
 60% S&P 500/40% Lehman Aggregate
  Bond* +                                (0.99)%            5.30%
 S&P 500 Index++                         (9.10)%            4.89%

 * We believe that this index reflects more closely the market sectors in which the Portfolio invests.

 + 60% S&P 500/40% Lehman Aggregate Bond is made up of 60% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 40% of the Lehman Aggregate Bond Index, which is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S. dollar-denominated bonds) issued outside the United States.

++ S&P 500 Composite Stock Price Index ("S&P 500") is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

 WHO MANAGES THE PORTFOLIO

 EVERGREEN INVESTMENT MANAGEMENT COMPANY LLC
 ("Evergreen"), 200 Berkeley Street, Boston, Massachusetts, 02116-5034. Evergreen has been the Adviser to the Portfolio since it commenced operations. Evergreen is a registered investment adviser and a wholly-owned subsidiary of First Union Corporation. Evergreen offers a broad range of financial services to individuals and businesses throughout the United States.

 JEAN LEDFORD and RICHARD WELSH became co-managers of the Portfolio in August 1999. Jean Ledford, CFA, became President and Chief Executive Officer of Evergreen in August 1999. From February 1997 until she joined Evergreen, Ms. Ledford worked as a portfolio manager at American Century Investments ("American Century"). From 1980 until she joined American Century, Ms. Ledford was the investment director at the State of Wisconsin Investment Board.

 Mr. Welsh joined Evergreen as Senior Vice President and portfolio manager in August 1999. Prior to joining Evergreen, he worked for five years as a portfolio manager and analyst at American Century.

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  9
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     MERCURY WORLD STRATEGY PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks high total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of U.S. and foreign issuers.


 For purposes of this Portfolio, "total investment return" consists of interest, dividends, discount accruals and capital changes, including changes in the value of non-dollar denominated securities and other assets and liabilities resulting from currency fluctuations.

 THE INVESTMENT STRATEGY

 The Portfolio is a non-diversified Portfolio that invests in both equity securities and fixed income securities. The Portfolio may invest entirely in equity securities, entirely in fixed income securities, or partly in equity securities and partly in fixed income securities.


 A Portfolio may be considered to be "non-diversified" for federal securities law purposes because it invests in a limited number of securities. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

 The Portfolio will normally invest a significant portion of its assets in equity securities of companies throughout the world. The equity securities in which the Portfolio invests will primarily be common stocks of large companies.

 There are no limits on the Portfolio's ability to invest in any country or geographic region. The Portfolio can invest primarily in U.S. securities, primarily in foreign securities, or partly in both. It normally invests in at least three countries at any given time. The Portfolio may invest in companies in emerging markets, but the Adviser anticipates that a substantially greater portion of the Portfolio's equity investments will be in companies in developed countries. At the present time, the Portfolio focuses on investments in Canada, Western Europe, the Far East, and Latin America, as well as in the United States. The Adviser will select the percentage of the Portfolio's assets that will be invested in equity securities and fixed income securities, as well as the geographic allocation of the Portfolio's investments, based on its view of general economic and financial trends in various countries and industries, such as inflation, commodity prices, the direction of interest and currency movements, estimates of growth in industry output and profits, and government fiscal policies. For example, if the Adviser believes that falling commodity prices and decreasing estimates of industrial output globally signal low growth and limited returns from equity securities, the Portfolio may emphasize fixed income investments. Similarly, if the Adviser believes that low inflation, new technologies and improvements in economic productivity in a country or region signal a promising environment for equity securities in that country or region the Portfolio may emphasize equity investments in that country or region.

 The Portfolio may invest in fixed-income securities of any maturity, including United States and foreign government securities and corporate debt securities. The Portfolio will only invest in debt securities that are rated investment grade by S&P or Moody's or unrated securities that are of comparable quality.

 The Portfolio may also invest in securities denominated in currencies other than the U.S. dollar. The Portfolio may also engage in currency transactions to hedge against the risk of loss from changes in currency exchange rates. In addition, the Portfolio may also employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk.

 The Portfolio has no stated minimum holding period for investments, and will buy or sell securities whenever the Adviser sees an appropriate opportunity.


     ----------------------------------------------------    EQ Advisors Trust

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   10
--------------------------------------------------------------------------------

 When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in United States Government or Government agency securities, money market securities, other fixed income securities, or cash for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks which are described in detail in the Prospectus.

 o Convertible Securities Risk

 o Foreign Securities Risk

       Regulatory Risk

 o Fixed Income Risk

 o Derivatives Risk

 o Non-Diversification Risk

 o Liquidity Risk

 o Portfolio Turnover Risk

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to: (i) the returns of a broad-based index; and (ii) the returns of a "blended" index of U.S. and foreign equity and fixed income securities. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.


                CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

6.81%     21.35%    -11.40%

1998      1999      2000

 Best quarter:                       Worst quarter:
 14.72% (1999 4th Quarter)           (11.15)% (1998 3rd Quarter)

                   AVERAGE ANNUAL TOTAL RETURNS
                                                           SINCE
                                          ONE YEAR       INCEPTION
 Mercury World Strategy Portfolio -
 Class IB Shares                        (11.40)%            5.15%
 Mercury World Strategy Composite
 Market Benchmark Index*,+              ( 3.88)%           10.51%
 S&P 500 Index++                         (9.10)%           16.19%

 * We believe that this index reflects more closely the market sectors in which the Portfolio invests.

 + Mercury World Strategy Composite Market Benchmark is made up of 36% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, 24% of the MSCI EAFE Index, which is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East; 21% of the Salomon Brothers U.S. Treasury Bond 1 year; and 14% Salomon Brothers World Government ex U. S., and 5% U.S. Treasury Bill.

++ S&P 500 Composite Stock Price Index ("S&P 500") is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

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  11
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 WHO MANAGES THE PORTFOLIO

 MERCURY ASSET MANAGEMENT, US, ("MERCURY"), A DIVISION OF FUND ASSET MANAGEMENT, L.P. ("FAM"), 800 Scudders Mill Road, Plainsboro, New Jersey 08543. Mercury, or the Portfolio's predecessor Adviser, Merrill Lynch Asset Management, L.P. ("MLAM"), has been the Adviser to the Portfolio since it commenced operations. FAM and MLAM are both part of the Merrill Lynch Asset Management Group and each is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., a financial services holding company. The general partner of FAM and MLAM is Princeton Services, Inc., a wholly-owned subsidiary of Merrill Lynch & Co., Inc. Mercury and its affiliates act as the manager for more than 100 registered investment companies. Mercury also offers portfolio management and portfolio analysis services to individuals and institutions.

 THOMAS R. ROBINSON is the Portfolio Manager primarily responsible for the day-to-day management of the Portfolio since it commenced operations. Mr. Robinson has served as a First Vice President of Mercury or its predecessor since 1997 and as a Senior Portfolio Manager of Mercury or its predecessor since 1995.


     ----------------------------------------------------    EQ Advisors Trust

BALANCED/HYBRID PORTFOLIOS





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   12
--------------------------------------------------------------------------------

 EQ/PUTNAM BALANCED PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds that will produce both capital growth and current income.

 THE INVESTMENT STRATEGY

 The Portfolio may invest in almost any type of security or negotiable instrument, including common stocks, corporate bonds, cash and money market securities. Although the proportion invested in each type of security is not fixed, generally, no more than 75% of the Portfolio's assets will be invested in common stocks, securities that are convertible into common stocks and other equity securities.

 The Portfolio uses a value-oriented approach by investing in stocks the Adviser believes are currently selling below their true worth.

 Value-investing attempts to identify strong companies selling at a discount from their perceived true worth. The Adviser selects stocks for the Portfolio at prices which in its view are temporarily low relative to the company's earnings, assets, cash flow and dividends.

 The Portfolio may also invest in debt securities, issued by the U.S. Government or by private companies. Most of the Portfolio's debt securities will be investment grade (rated at least BBB) and are generally intermediate- to long-term (with maturities of more than three (3) years). The Portfolio may also invest in lower-rated debt securities (called "junk bonds").

 The Portfolio may also invest up to 20% of its total assets in foreign securities and may purchase Eurodollar certificates of deposit (i.e., short-term time deposits issued by European banks) without regard to this 20% limit.

 When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in short term obligations for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks which are described in detail in the Prospectus.

 o Value Investing Risk

 o Fixed Income Risk

 o Derivatives Risk

 o Portfolio Turnover Risk

 o Foreign Securities Risk

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table also compares the Portfolio's performance to: (i) the returns of a broad-based index; and (ii) the returns of a "blended" index of equity and fixed income securities. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce performance results. The inception date for the Portfolio is May 1, 1997.

----------
  13
--------------------------------------------------------------------------------


               CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

11.92%    0.01%     8.99%

1998      1999      2000


 Best quarter:                       Worst quarter:
 9.33% (1999 4th Quarter)            (7.21)% (1999 3rd Quarter)


                   AVERAGE ANNUAL TOTAL RETURNS
                                                            SINCE
                                            ONE YEAR      INCEPTION
 EQ/Putnam Balanced Portfolio - Class
 IB Shares                                8.99 %              9.50%
 60% S&P 500/40% Lehman Gov't/Corp.
  Index* +                               (0.91)%             13.07%
 S&P 500 Index++                         (9.10)%             16.19%

 * We believe that this index reflects more closely the market sectors in which the Portfolio invests.

+ 60% S&P 500/40% Lehman Gov't/Corp Index is made up of 60% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 40% of the Lehman Government/Corporate Index, which represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

++ S&P 500 Composite Stock Price Index ("S&P 500") is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.


 WHO MANAGES THE PORTFOLIO

 PUTNAM INVESTMENT MANAGEMENT, LLC ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since it commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, L.L.C., a wholly-owned subsidiary of Putnam Investments Trust, which is itself a subsidiary of Marsh & McLennan Companies, Inc.

 DEBORAH KUENSTNER manages the team responsible for the day-to-day management of the equities portion of the Portfolio since April 2000. Ms. Kuenstner is Managing Director, Chief Investment Officer of the Large Cap Value Equities Group and joined Putnam in 1997 as Senior Vice President and Senior Portfolio Manager in the International Core and Value Equity Group. Prior to joining Putnam, Ms. Kuenstner was the Senior Portfolio Manager, International Equities of DuPont Pension Fund Investment from 1989 to 1997. JAMES M. PRUSKO, Senior Vice President, manages the Core Fixed Income Team responsible for the day-to-day management of the fixed income portion of the Portfolio. He has been employed by Putnam Management as an investment professional since 1992.


     ----------------------------------------------------    EQ Advisors Trust

FINANCIAL HIGHLIGHTS



ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO(d)(e):



                                                                CLASS IA
                                    ----------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                    ----------------------------------------------------------------
                                        2000         1999         1998         1997         1996
                                    ------------ ------------ ------------ ------------ ------------
Net asset value, beginning of
  period ..........................   $  12.55     $  12.32     $  11.89     $  11.29     $  11.52
                                      --------     --------     --------     --------     --------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........       0.53         0.47         0.49         0.49         0.50
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions ...................      (0.10)        0.76         1.12         0.97         0.07
                                      --------     --------     --------     --------     --------
  Total from investment operations.       0.43         1.23         1.61         1.46         0.57
                                      --------     --------     --------     --------     --------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income .........................      (0.50)       (0.44)       (0.48)       (0.49)       (0.51)
  Distributions from realized
   gains ..........................      (0.30)       (0.56)       (0.70)       (0.37)       (0.27)
  Distributions in excess of
   realized gains .................          -            -            -            -        (0.02)
                                      --------     --------     --------     --------     --------
  Total dividends and
   distributions ..................      (0.80)       (1.00)       (1.18)       (0.86)       (0.80)
                                      --------     --------     --------     --------     --------
Net asset value, end of period        $  12.18     $  12.55     $  12.32     $  11.89     $  11.29
                                      ========     ========     ========     ========     ========
Total return ......................       3.50%       10.14%       13.88%       13.25%        5.21%
                                      ========     ========     ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $387,903     $394,489     $355,441     $307,847     $282,402
Ratio of expenses to average
  net assets ......................       0.64%        0.53%        0.53%        0.57%        0.61%
Ratio of net investment income
  to average net assets ...........       4.14%        3.73%        3.99%        4.17%        4.48%
Portfolio turnover rate ...........        192%         111%         103%         206%         181%



                                                            CLASS IB
                                    ---------------------------------------------------------
                                                  YEAR ENDED                  MAY 1, 1997*
                                                 DECEMBER 31,                      TO
                                    --------------------------------------    DECEMBER 31,
                                        2000         1999         1998            1997
                                    ------------ ------------ ------------ ------------------
Net asset value, beginning of
  period ..........................   $  12.51    $   12.31     $  11.88       $   11.29
                                      --------    ---------     --------       ----------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........       0.49         0.44         0.46            0.31
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions ...................      (0.09)        0.75         1.12            1.01
                                      --------    ---------     --------       ----------
  Total from investment operations.       0.40         1.19         1.58            1.32
                                      --------    ---------     --------       ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income .........................      (0.48)       (0.43)       (0.45)          (0.36)
  Distributions from realized
   gains ..........................      (0.30)       (0.56)       (0.70)          (0.37)
  Distributions in excess of
   realized gains .................          -            -            -               -
                                      --------    ---------    ---------      ----------
  Total dividends and
   distributions ..................      (0.78)       (0.99)       (1.15)          (0.73)
                                      --------    ---------    ---------      ----------
Net asset value, end of period        $  12.13    $   12.51     $  12.31      $    11.88
                                      ========    =========    =========      ==========
Total return ......................       3.24%        9.87%       13.60%          11.84% (b)
                                      ========    =========    =========      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $153,484    $  81,555    $  32,653      $    5,694
Ratio of expenses to average
  net assets ......................       0.90%        0.78%        0.78%           0.80%(a)
Ratio of net investment income
 to average net assets ............       3.88%        3.48%        3.68%           3.82%(a)
Portfolio turnover rate ...........        192%         111%         103%            206%

EQ/EVERGREEN FOUNDATION PORTFOLIO:**


                                                                                            CLASS IB
                                                                                    -------------------------
                                                                                           YEAR ENDED
                                                                                          DECEMBER 31,
                                                                                    -------------------------
                                                                                        2000          1999
                                                                                    -----------   -----------
Net asset value, beginning of year ..............................................     $10.62      $ 10.00
                                                                                      -------      -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................       0.14         0.12
  Net realized and unrealized gain (loss) on investments and foreign currency
   transactions .................................................................      (0.66)        0.62
                                                                                      -------      -------
  Total from investment operations ..............................................      (0.52)        0.74
                                                                                      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........................................      (0.14)       (0.12)
                                                                                      -------      -------
  Net asset value, end of period ................................................     $ 9.96      $ 10.62
                                                                                      =======      =======
  Total return ..................................................................      (4.82)%       7.38%
                                                                                     ========     =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) .................................................    $18,834      $ 8,887
Ratio of expenses to average net assets after waivers ...........................       0.95%        0.95%
Ratio of expenses to average net assets before waivers ..........................       1.34%        1.94%
Ratio of net investment income to average net assets after waivers ..............       1.84%        2.03%
Ratio of net investment income to average net assets before
  waivers .......................................................................       1.45%        1.04%
Portfolio turnover rate .........................................................         80%         105%
  Effect of voluntary expense limitation during the year:
   Per share benefit to net investment income ...................................    $  0.03       $ 0.06

MERCURY WORLD STRATEGY PORTFOLIO:



                                                                                           CLASS IB
                                                                --------------------------------------------------------------
                                                                                YEAR ENDED                      MAY 1, 1997*
                                                                               DECEMBER 31,                          TO
                                                                -------------------------------------------     DECEMBER 31,
                                                                    2000            1999           1998             1997
                                                                    -----           ----           ----             ----

Net asset value, beginning of period .........................    $  12.98       $  10.93       $  10.31          $  10.00
                                                                  ---------      ---------      -----------       ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ......................................        0.16           0.11           0.15              0.08
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions .........................       (1.68)          2.22           0.55              0.39
                                                                  ---------      ---------      -----------       ---------
  Total from investment operations ...........................       (1.52)          2.33           0.70              0.47
                                                                  ---------      ---------      -----------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .......................       (0.17)         (0.08)         (0.04)            (0.05)
  Dividends in excess of net investment income ...............       (0.07)         (0.03)         (0.04)                -
  Distributions from realized gains ..........................       (0.37)         (0.17)             -                 -
  Distributions in excess of realized gains ..................       (0.48)             -              -             (0.11)
  Tax return of capital distribution .........................       (0.01)             -              -                 -
                                                                  ---------      ---------      -----------       ---------
  Total dividends and distributions ..........................       (1.10)         (0.28)         (0.08)            (0.16)
                                                                  ---------      ---------      -----------       ---------
Net asset value, end of period ...............................    $  10.36       $  12.98       $  10.93          $  10.31
                                                                  =========      =========      ===========       =========
Total return .................................................      (11.40)%        21.35%          6.81 %            4.70%(b)
                                                                  =========      =========    =============      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ............................    $ 38,114       $ 35,722       $ 30,631          $ 18,210
Ratio of expenses to average net assets after waivers ........        1.20%          1.20%          1.20%             1.20%(a)
Ratio of expenses to average net assets before waivers .......        1.28%          1.40%          1.61%             3.05%(a)
Ratio of net investment income to average net assets after
  waivers ....................................................        1.24%          0.99%          1.63%             1.89%(a)
Ratio of net investment income to average net assets before
  waivers ....................................................        1.17%          0.79%          1.22%             0.04%(a)
Portfolio turnover rate ......................................         118%           116%           115%               58%

Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income .................    $   0.01       $   0.02       $   0.04         $    0.08

EQ/PUTNAM BALANCED PORTFOLIO:



                                                                                 CLASS IB
                                                       ------------------------------------------------------------
                                                                      YEAR ENDED                     MAY 1, 1997*
                                                                     DECEMBER 31,                         TO
                                                       -----------------------------------------     DECEMBER 31,
                                                           2000           1999           1998            1997
                                                       ------------   ------------   -----------   ----------------
Net asset value, beginning of period ...............      $ 11.44        $ 12.16       $ 11.21        $  10.00
                                                          -------        -------       -------        --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ............................         0.38           0.32          0.25            0.14
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions ...         0.64          (0.32)         1.08            1.30
                                                          -------        --------       -------        --------
  Total from investment operations .................         1.02              -          1.33            1.44
                                                          -------        --------       -------        --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .............        (0.38)         (0.32)        (0.23)          (0.13)
  Dividends in excess of net investment income .....            -              -             -           (0.01)
  Distributions from realized gains ................            -          (0.28)        (0.15)          (0.09)
  Distributions in excess of realized gains ........            -          (0.12)            -
                                                         --------       --------       -------        --------
  Total dividends and distributions ................        (0.38)         (0.72)        (0.38)          (0.23)
                                                         --------       --------       -------        --------
Net asset value, end of period .....................     $  12.08       $  11.44       $ 12.16        $  11.21
                                                         ========       ========       =======        ========
Total return .......................................         8.99%          0.01%        11.92%          14.38%(b)
                                                         ========       ========       =======        ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..................     $103,600       $104,977       $75,977        $ 25,854
Ratio of expenses to average net assets after
  waivers ..........................................         0.90%          0.90%         0.90%           0.90%(a)
Ratio of expenses to average net assets before
  waivers ..........................................         0.98%          1.07%         1.25%           2.55%(a)
Ratio of net investment income to average net
  assets after waivers .............................         3.15%          2.85%         2.88%           3.19%(a)
Ratio of net investment income to average net
  assets before waivers ............................         3.07%          2.68%         2.53%           1.54%(a)
Portfolio turnover rate ............................          144%           140%          135%            117%
  Effect of voluntary expense limitation during
   the period:
   Per share benefit to net investment income.......     $   0.01        $  0.02       $  0.03        $   0.07

T. ROWE PRICE EQUITY INCOME PORTFOLIO:



                                                           CLASS IA
                                       -------------------------------------------------
                                        YEAR ENDED DECEMBER 31,     NOVEMBER 24, 1998*
                                       -------------------------            TO
                                           2000         1999        DECEMBER 31, 1998
                                       ------------ ------------ -----------------------
Net asset value, beginning of
  period .............................  $  12.34     $   12.67            $ 13.22
                                        --------     --------            --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...............      0.24          0.28               0.06
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency transactions ..      2.09          0.20              (0.09)+
                                        --------     --------           ---------
 Total from investment operations ....      2.33          0.48              (0.03)
                                        --------     --------           ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income .............................     (0.28)        (0.29)             (0.24)
 Distributions from realized
  gains ..............................     (1.54)        (0.52)             (0.28)
                                        --------     ---------          ---------
 Total dividends and distributions ...     (1.82)        (0.81)             (0.52)
                                        --------     ---------          ---------
Net asset value, end of period .......  $  12.85     $   12.34           $  12.67
                                        ========     =========          =========
Total return .........................     13.14%         3.80%             (0.15)%(b)
                                       ==========    =========       ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $  6,867     $   5,181            $ 2,415
Ratio of expenses to average net
  assets after waivers ...............      0.67%         0.60%              0.60%(a)(c)
Ratio of expenses to average net
  assets before waivers ..............      0.68%         0.72%              0.79%(a)(c)
Ratio of net investment income
  to average net assets after
  waivers ............................      2.14%         2.15%              2.45%(a)(c)
Ratio of net investment income
  to average net assets before
  waivers ............................      2.13%         2.03%              2.26%(a)(c)
Portfolio turnover rate ..............        33%           31%                17%
 Effect of voluntary expense
  limitation during the
  period:
  Per share benefit to net
  investment income ..................  $   0.02     $    0.02            $  0.03



                                                                  CLASS IB
                                       --------------------------------------------------------------
                                                 YEAR ENDED DECEMBER 31,              MAY 1, 1997*
                                       -------------------------------------------         TO
                                           2000         1999            1998        DECEMBER 31, 1997
                                       ------------ ------------ ----------------- ------------------
Net asset value, beginning of
  period .............................  $  12.34      $  12.67      $    12.08         $ 10.00
                                        --------      --------      ----------         --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...............      0.25          0.24            0.22            0.10
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency transactions ..      2.05          0.20            0.87            2.11
                                        --------      --------      ----------         --------
 Total from investment operations ....      2.30          0.44            1.09            2.21
                                        --------      --------      ----------         --------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income .............................     (0.25)        (0.25)          (0.22)          (0.09)
 Distributions from realized
  gains ..............................     (1.54)        (0.52)          (0.28)          (0.04)
                                        --------      --------      ----------         --------
 Total dividends and distributions ...     (1.79)        (0.77)          (0.50)          (0.13)
                                        --------      --------      ----------         --------
Net asset value, end of period .......  $  12.85      $  12.34      $    12.67         $ 12.08
                                        ========      ========      ==========         ========
Total return .........................     12.87%         3.54%           9.11%          22.11%(b)
                                       ==========     ========      ==========     =============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $263,469      $273,031      $  242,001         $99,947
Ratio of expenses to average net
  assets after waivers ...............      0.92%         0.85%           0.85%(c)        0.85%(a)
Ratio of expenses to average net
  assets before waivers ..............      0.93%         0.97%           1.04%(c)        1.74%(a)
Ratio of net investment income
  to average net assets after
  waivers ............................      1.91%         1.90%           2.20%(c)        2.49%(a)
Ratio of net investment income
  to average net assets before
  waivers ............................      1.89%         1.78%           2.01%(c)        1.60%(a)
Portfolio turnover rate ..............        33%           31%             17%              9%
 Effect of voluntary expense
  limitation during the
  period:
  Per share benefit to net
  investment income ..................  $   0.02      $   0.02      $     0.02         $  0.03

----------
*    Commencement of Operations.

**   Commenced operations on January 1, 1999.

+ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

(a)  Annualized.

(b)  Total return is not annualized.

(c) Reflects overall fund ratios for investment income and non-class specific expense.

(d) On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 1999 through October 17, 1999 is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.

(e) Net investment income and capital changes per share are based on monthly average shares outstanding.